UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016 (September 30, 2016)

NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) National HealthCare Corporation (the “Company”) today announced that Donald K. Daniel plans to retire as Senior Vice President & Controller and Principal Accounting Officer and Charlotte A. Swafford plans to retire as Senior Vice President and Treasurer, both effective December 31, 2016.

(c) The Company also announced that Brian F. Kidd will replace Mr. Daniel as Senior Vice President, Controller and Principal Accounting Officer and Jeffrey R. Smith will replace Ms. Swafford as Senior Vice President and Treasurer. Both of these promotions will be effective January 1, 2017.

Brian F. Kidd, age 41, has been with NHC since 2008. His responsibilities at NHC have included overseeing and reviewing all aspects of external financial reporting, which includes compliance and monitoring of GAAP and US Securities and Exchange Commission requirements. Mr. Kidd has also overseen Federal and State tax issues and Sarbanes-Oxley compliance for NHC. Prior to joining NHC, Mr. Kidd was in public accounting for 10 years. Mr. Kidd is a CPA and received his B.S. in Accounting from Middle Tennessee State University in 1998.

Jeffrey R. Smith, age 53, has been with NHC since 1994. Prior to being promoted to Vice President of Treasury in 2009, Mr. Smith served as an Assistant Vice President and an Accounting Manager at NHC. Mr. Smith is a CPA and earned his B.S. in Accounting from David Lipscomb University in Nashville, Tennessee in 1985. Mr. Smith also earned his law degree from the Nashville School of Law in 1998.

The Company does not currently have any employment agreements with its executive officers and does not plan to enter into employment agreements with Mr. Kidd or Mr. Smith. No changes to their compensation have been approved at this time. The Company issued a press release announcing Mr. Kidd’s and Mr. Smith’s appointment. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 30, 2016, the Company issued a press release announcing Mr. Daniel’s and Ms. Swafford’s retirement, and the appointment of Mr. Kidd and Mr. Smith, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

99.1	Press Release dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2016

NATIONAL HEALTHCARE CORPORATION

By:	/s/ John K. Lines
Name:	John K. Lines
Title:	Senior Vice President
General Counsel